FPA Flexible Fixed Income Fund

Institutional Class Ticker: FPFIX
Advisor Class Ticker: FFIAX

A series of Investment Managers Series Trust III

Supplement dated September 12, 2024, to the
Summary Prospectus dated April 30, 2024, as supplemented.

Effective immediately, the "Average Annual Total Returns" table on page 8 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Average Annual Total Returns (for the periods ended December 31, 2023)	One Year	Five Years	Since Inception	Inception Date
Institutional Class – Before Taxes	9.02%	3.22%	3.22%	12/31/2018
Institutional Class – After Taxes on Distributions[1]	6.88%	1.94%	1.94%	12/31/2018
Institutional Class – After Taxes on Distributions and Sale of Fund Shares[1]	5.29%	1.92%	1.92%	12/31/2018
Advisor Class – Before Taxes	8.86%	N/A	2.44%	04/19/2021
Bloomberg U.S. Universal Bond Index	6.17%	1.44%	1.44%	12/31/2018
CPI + 200 Basis Points	5.41%	6.18%	6.18%	12/31/2018

1  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty. The after-tax returns on distributions and sale of Fund shares may be higher than returns before taxes due to the effect of a tax benefit an investor may receive from the realization of capital losses that would have been incurred on the sale of Fund shares. After-tax returns are shown for Institutional Class Shares only and after-tax returns for classes other than Institutional Class will vary from returns shown for Institutional Class.

Please retain this Supplement with your records.